                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                     Opportunity

                                                                         Fund II

                              [PHOTO APPEARS HERE]


Table of Contents

Investment Review

        Strong Opportunity Fund II..................................... 2

Financial Information

        Schedule of Investments in Securities
             Strong Opportunity Fund II................................ 4
        Statement of Assets and Liabilities............................ 6
        Statement of Operations........................................ 7
        Statements of Changes in Net Assets............................ 8
        Notes to Financial Statements.................................. 9

Financial Highlights...................................................14

Report of Independent Accountants......................................15

Directors and Officers.................................................16


                                                                   [STRONG LOGO]

Strong Opportunity Fund II
================================================================================

Your Fund's Approach

The Strong Opportunity Fund II seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.


                    Growth of an Assumed $10,000 Investment+
                             From 5-8-92 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong     Russell     Lipper Multi-Cap
               Opportunity    Midcap(R)       Core Funds
                 Fund II        Index*           Index*
May 92           $ 9,860       $10,048          $10,072
Dec 92           $11,617       $11,348          $10,961
Dec 93           $14,541       $12,971          $12,314
Dec 94           $15,064       $12,699          $12,200
Dec 95           $18,953       $17,075          $16,129
Dec 96           $22,393       $20,319          $19,431
Dec 97           $28,093       $26,213          $24,536
Dec 98           $31,898       $28,859          $29,122
Dec 99           $43,032       $34,121          $35,169
Dec 00           $45,871       $36,935          $33,996
Dec 01           $44,172       $34,858          $30,337
Dec 02           $32,326       $29,216          $23,742

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The past year marked another difficult period for the stock market, with the S&P 500 posting its third consecutive losing year for the first time since 1939-41. The continued sell-off in stocks was both broad and deep, driven by a stumbling economy, a crisis of confidence in corporate America, and the uncertainties of potential military conflicts around the globe. The weak market impacted some long-held positions of the Fund, resulting in performance below our past experience.

Many factors cut investors' confidence

In 2002, investors, regulators, and legislators continued to address the excesses of the bull market of the late 1990s. Lending further pressure on the market, confidence was undermined by high-profile bankruptcies and corporate scandals. These events highlighted various controversial accounting conventions that caused some confusion over what the "true" level of earnings is for corporate America.

In an effort to restore confidence in financial reporting standards, Congress passed legislation requiring senior corporate officials to sign off on and attest to the dependability of their financial statements. This event seemed to provide a surprising backstop to the market. Further, regulatory bodies are considering changing various accounting principles to better reflect the economics of the appropriate business enterprise.

The possibility of global conflicts added uncertainty to the investment outlook. The war on terrorism clouds the global picture, as does the possibility of future attacks on U.S. soil. This uncertainty has combined with the allegations of corporate wrongdoing to lower investors' confidence. Over the year, this erosion of confidence manifested itself in the form of lower valuations for stocks.

On a positive note, consumer spending drove the economy in 2002, sparked by mortgage refinancing and lower taxes. Corporations, on the other hand, continued to focus on cost-cutting and lowering capital expenditures.

Our approach to the investment environment

Investors' fears about poor near-term fundamentals and other uncertainties have taken a toll on stock prices virtually across the board. We have sought to make use of this opportunity to add companies with strong franchises whose stock prices have been knocked down because of what we perceive to be transitory issues.

We continue to employ our private market value discipline as an anchor in the storm of confusion over earnings. Rather than focusing purely on earnings, our approach assesses the underlying value of a company's business franchise, and then determines whether the stock presents a good value relative to that figure.

There were few places to hide in the third year of this bear market, but the Strong Opportunity Fund II was able to benefit from having exposure to energy stocks. A number of holdings in this sector benefited from the substantial increases in the price of crude oil and natural gas over the course of the year. Companies that pay above-average dividends or that have high free cash flow were also market favorites in 2002, and contributed positively to the Fund's returns.

The Fund's performance was hurt by its holdings in the technology sector, as demand continued to dissipate in the face of slower corporate spending.

On a limited basis, we continue to be willing to purchase shares of companies with above-average debt levels, provided that the franchise supplies adequate capital flexibility, management is using the proceeds in an intelligent manner, and we are comfortable that the valuation sufficiently compensates investors for the further risks involved in these types of securities.

Positive factors on the horizon

Looking forward, we are encouraged that the economy is slowly recovering. The Federal Reserve has been aggressive in increasing liquidity and Washington is discussing another round of tax cuts. An elimination of the double taxation of corporate dividends would remove an unhealthy incentive in the current system, and it could spur higher returns for stocks and better corporate governance in the future.

The economic recovery could be stifled by many factors, including war, additional terrorist attacks, continued high commodity prices, or poor economic policy. That being said, we are optimistic about the future of the U.S. economy and its expected recovery. We believe the market in 2003 will be driven by underlying company fundamentals and their respective valuations, not sectors or themes. This type of environment should lend itself well to our disciplined, bottom-up approach to investing.

We appreciate your trust in the Strong Opportunity Fund II. We remain committed to working to provide you with exceptional long-term results.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager


Average Annual Total Returns/1/
As of 12-31-02

Investor Class
------------------------------------------

   1-year                          -26.82%

   3-year                           -9.10%

   5-year                            2.85%

   10-year                          10.78%

   Since Fund Inception             11.65%
   (5-8-92)

Advisor Class/2/
------------------------------------------

   1-year                          -26.95%

   3-year                           -9.42%

   5-year                            2.46%

   10-year                          10.34%

   Since Fund Inception             11.20%
   (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

/2/ The performance of the Advisor Class shares prior to July 12, 2001, is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all shares.

* The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2002
--------------------------------------------------------------------------------

                           STRONG OPPORTUNITY FUND II

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------

Common Stocks 84.4%
Agricultural Operations 1.5%
Monsanto Company                                       696,000     $ 13,398,000

Auto/Truck - Original Equipment 2.5%
Delphi Automotive Systems Corporation                1,430,000       11,511,500
Eaton Corporation                                      143,000       11,169,730
                                                                   ------------
                                                                     22,681,230

Banks - Money Center 1.4%
The Toronto Dominion Bank                              580,000       12,729,008

Banks - Super Regional 1.4%
Wachovia Corporation                                   335,000       12,207,400

Beverages - Soft Drinks 1.2%
The Pepsi Bottling Group, Inc.                         430,000       11,051,000

Building - Construction Products/
  Miscellaneous 1.1%
Masco Corporation                                      470,000        9,893,500

Building Products - Wood 1.3%
Weyerhaeuser Company                                   235,000       11,564,350

Chemicals - Specialty 1.7%
Praxair, Inc.                                          270,000       15,597,900

Commercial Services - Miscellaneous 1.3%
Accenture, Ltd. Class A (b)                            640,000       11,513,600

Computer - Memory Devices 1.3%
Network Appliance, Inc. (b)                          1,155,000       11,550,000

Diversified Operations 1.1%
AOL Time Warner, Inc. (b)                              725,000        9,497,500

Electrical - Connectors 1.3%
Molex, Inc. Class A                                    565,000       11,237,850

Electronics - Scientific Instruments 1.5%
Waters Corporation (b)                                 610,000       13,285,800

Electronics - Semiconductor
  Manufacturing 2.7%
Integrated Device Technology, Inc. (b)               1,000,000        8,370,000
Micron Technology, Inc. (b)                            755,000        7,353,700
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                    1,200,000        8,460,000
                                                                   ------------
                                                                     24,183,700

Electronics Products - Miscellaneous 1.7%
Flextronics International, Ltd. (b)                    890,000        7,289,100
Sanmina-SCI Corporation (b)                          1,705,000        7,655,450
                                                                   ------------
                                                                     14,944,550

Finance - Consumer/Commercial Loans 1.4%
CIT Group, Inc.                                        630,000       12,348,000

Finance - Equity REIT 0.7%
Archstone-Smith Trust                                  267,500        6,296,950

Finance - Publicly Traded Investment
  Funds - Equity 2.6%
Biotech Holders Trust                                  120,000       10,147,200
Standard & Poor's MidCap 400
  Depository Receipts                                  165,000       12,977,250
                                                                   ------------
                                                                     23,124,450

Food - Miscellaneous Preparation 1.6%
General Mills, Inc.                                    300,000       14,085,000

Insurance - Diversified 1.2%
American International Group, Inc.                     190,000       10,991,500

Insurance - Property/Casualty/Title 1.3%
Hartford Financial Services Group, Inc.                255,000       11,584,650

Internet - E*Commerce 1.4%
Ticketmaster Online-CitySearch, Inc.
  Class B (b)                                           35,000          742,700
USA Interactive (b)                                    515,000       11,772,900
                                                                   ------------
                                                                     12,515,600

Internet - Internet Service Provider/
  Content 0.4%
CNET Networks, Inc. (b)                              1,360,000        3,685,600

Internet - Network Security/Solutions 1.2%
VeriSign, Inc. (b)                                   1,320,000       10,586,400

Leisure - Photo Equipment/Related 1.5%
Eastman Kodak Company                                  380,000       13,315,200

Leisure - Services 1.3%
Carnival Corporation                                   485,000       12,100,750

Machinery - General Industrial 1.5%
Dover Corporation                                      475,000       13,851,000

Media - Cable TV 6.2%
Comcast Corporation Class A (Non-Voting) (b)           750,000       16,942,500
Cox Communications, Inc. Class A (b)                   530,000       15,052,000
General Motors Corporation Class H (b)                 880,000        9,416,000
Liberty Media Corporation Series A (b)               1,590,000       14,214,600
                                                                   ------------
                                                                     55,625,100

Media - Newspapers 3.1%
The E.W. Scripps Company Class A                       210,000       16,159,500
Tribune Company                                        265,000       12,046,900
                                                                   ------------
                                                                     28,206,400

Medical - Biomedical/Genetics 1.9%
Biogen, Inc. (b)                                       117,000        4,687,020
Genentech, Inc. (b)                                    375,000       12,435,000
                                                                   ------------
                                                                     17,122,020

Medical - Ethical Drugs 1.0%
Wyeth                                                  235,000        8,789,000

Medical - Health Maintenance
  Organizations 0.6%
CIGNA Corporation                                      130,000        5,345,600

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                          1,350,000        5,670,000

Medical/Dental - Supplies 1.7%
Apogent Technologies, Inc. (b)                         745,000       15,496,000

Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.                                            440,000       10,023,200

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                              190,000       12,323,400

--------------------------------------------------------------------------------

                     STRONG OPPORTUNITY FUND II (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------

Oil & Gas - Drilling 3.2%
ENSCO International, Inc.                              465,000     $ 13,694,250
GlobalSantaFe Corporation                              600,000       14,592,000
                                                                   ------------
                                                                     28,286,250

Oil & Gas - Field Services 1.7%
BJ Services Company (b)                                475,000       15,347,250

Oil & Gas - International Integrated 1.5%
ConocoPhillips                                         270,000       13,065,300

Oil & Gas - Machinery/Equipment 1.9%
Weatherford International, Ltd. (b)                    430,000       17,169,900

Oil & Gas - United States Exploration
  & Production 1.7%
Devon Energy Corporation                               335,000       15,376,500

Oil & Gas - United States Integrated 0.3%
El Paso Corporation                                    400,000        2,784,000

Pollution Control - Services 1.3%
Waste Management, Inc.                                 495,000       11,345,400

Retail - Apparel/Shoe 1.4%
Nordstrom, Inc.                                        685,000       12,994,450

Retail - Consumer Electronics 1.4%
Best Buy Company, Inc. (b)                             510,000       12,316,500

Retail - Department Stores 1.1%
Sears, Roebuck & Company                               415,000        9,939,250

Retail - Major Discount Chains 1.2%
Target Corporation                                     370,000       11,100,000

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                      740,000       13,542,000

Telecommunications - Cellular 1.8%
Sprint Corporation - PCS Group (b)                   1,895,000        8,300,100
Telephone & Data Systems, Inc.                         177,000        8,322,540
                                                                   ------------
                                                                     16,622,640

Telecommunications - Equipment 2.9%
Corning, Inc. (b)                                    2,385,000        7,894,350
Motorola, Inc.                                         960,000        8,304,000
Scientific-Atlanta, Inc.                               825,000        9,784,500
                                                                   ------------
                                                                     25,982,850

Textile - Apparel Manufacturing 1.2%
Jones Apparel Group, Inc. (b)                          315,000       11,163,600

Transportation - Airline 0.4%
AMR Corporation (b)                                    495,000        3,267,000

Transportation - Truck 1.5%
CNF, Inc.                                              395,000       13,129,800

Utility - Gas Distribution 1.7%
NiSource, Inc.                                         752,000       15,040,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $ 870,644,478)                            756,893,898
-------------------------------------------------------------------------------
Call Options Purchased 0.1%
PSE Technology 100 Index Funds, Expires
  1/17/03 at $40.00                                        247          449,929
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $988,000)                            449,929
-------------------------------------------------------------------------------
Short-Term Investments (a) 15.4%
Money Market Funds 5.6%
Strong Heritage Money Fund - Institutional
  Class (d)                                         50,100,000       50,100,000

Repurchase Agreements 9.8%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
  Due 1/02/03 (Repurchase proceeds
  $84,505,868); Collateralized by: United
  States Government & Agency Issues (c)            $84,500,000       84,500,000
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $3,790,611); Collateralized by: United
  States Government & Agency Issues (c)              3,790,400        3,790,400
                                                                   ------------
                                                                     88,290,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $138,390,400)                    138,390,400
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,010,022,878) 99.9%         895,734,227
Other Assets and Liabilities, Net 0.1%                                1,235,504
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $896,969,731
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                    --         $     --
Options written during the year                            247          988,000
Options closed                                              --               --
Options expired                                             --               --
Options exercised                                           --               --
                                                           ---         --------
Options outstanding at end of year                         247         $988,000
                                                           ===         ========

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                    Contracts
                                                   (100 shares        Value
                                                  per contract)      (Note 2)
--------------------------------------------------------------------------------
PSE Technology 100 Index
  Puts: (Strike Price is $40.00. Expiration
  date is 1/17/03. Premium received
  is $988,000.)                                            247        ($304,210)

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.
(d) Affiliated issuer. (See Note 9 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                               (In Thousands, Except As Noted)

                                                                            Strong
                                                                         Opportunity
                                                                           Fund II
                                                                        -------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $959,923)                                 $845,634
    Affiliated Issuers (Cost of $50,100)                                      50,100
  Receivable for Securities Sold                                               7,377
  Dividends and Interest Receivable                                              604
  Collateral for Securities on Loan                                           39,853
  Other Assets                                                                    55
                                                                            --------
  Total Assets                                                               943,623

Liabilities:
  Payable for Securities Purchased                                             6,420
  Written Options, at Value (Premiums Received of $988)                          304
  Payable Upon Receipt of Securities on Loan                                  39,853
  Accrued Operating Expenses and Other Liabilities                                76
                                                                            --------
  Total Liabilities                                                           46,653
                                                                            --------
  Net Assets                                                                $896,970
                                                                            ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                           $1,169,710
  Undistributed Net Investment Income (Loss)                                     694
  Undistributed Net Realized Gain (Loss)                                    (159,829)
  Net Unrealized Appreciation (Depreciation)                                (113,605)
                                                                          ----------
  Net Assets                                                              $  896,970
                                                                          ==========

Investor Class ($ and shares in full)
  Net Assets                                                            $861,525,466
  Capital Shares Outstanding (Unlimited Number Authorized)                62,107,345

  Net Asset Value Per Shares                                                  $13.87
                                                                              ======

Advisor Class ($ and shares in full)
  Net Assets                                                            $ 35,444,265
  Capital Shares Outstanding (Unlimited Number Authorized)                 2,568,568

  Net Asset Value Per Share                                                   $13.80
                                                                              ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                         (In Thousands)

                                                                                             Strong
                                                                                          Opportunity
                                                                                            Fund II
                                                                                          -----------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $71)                 $ 10,287
  Dividends - Affiliated Issuers                                                                1,285
  Interest                                                                                      1,138
                                                                                             --------
  Total Income                                                                                 12,710

Expenses (Note 4):
  Investment Advisory Fees                                                                      8,272
  Administrative Fees                                                                           3,322
  Custodian Fees                                                                                   50
  Shareholder Servicing Costs                                                                   3,323
  Other                                                                                           293
                                                                                             --------
  Total Expenses before Expense Offsets                                                        15,260
  Expense Offsets                                                                              (3,102)
                                                                                             --------
  Expenses, Net                                                                                12,158
                                                                                             --------
Net Investment Income (Loss)                                                                      552

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                              (147,786)
    Foreign Currencies                                                                              2
                                                                                             --------
    Net Realized Gain (Loss)                                                                 (147,784)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                              (218,200)
    Written Options                                                                               684
                                                                                             --------
    Net Change in Unrealized Appreciation/Depreciation                                       (217,516)
                                                                                             --------
Net Gain (Loss) on Investments                                                               (365,300)
                                                                                             --------
Net Increase (Decrease) in Net Assets Resulting from Operations                             ($364,748)
                                                                                             ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                                 Strong Opportunity Fund II
                                                                                ----------------------------
                                                                                  Year Ended     Year Ended
                                                                                Dec. 31, 2002  Dec. 31, 2001
                                                                                -------------  -------------
                                                                                                 (Note 1)
Operations:
  Net Investment Income (Loss)                                                  $        552   $      4,323
  Net Realized Gain (Loss)                                                          (147,784)         6,983
  Net Change in Unrealized Appreciation/Depreciation                                (217,516)       (61,846)
                                                                                ------------   ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   (364,748)       (50,540)

Distributions:
  From Net Investment Income:
    Investor Class                                                                    (4,048)        (4,626)
    Advisor Class                                                                       (169)           (30)
  From Net Realized Gains:
    Investor Class                                                                   (19,168)      (192,831)
    Advisor Class                                                                       (747)          (965)
                                                                                ------------   ------------
  Total Distributions                                                                (24,132)      (198,452)

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions               (5,630)       358,660
                                                                                ------------   ------------
Total Increase (Decrease) in Net Assets                                             (394,510)       109,668

Net Assets:
  Beginning of Year                                                                1,291,480      1,181,812
                                                                                ------------   ------------
  End of Year                                                                   $    896,970   $  1,291,480
                                                                                ============   ============
  Undistributed Net Investment Income (Loss)                                    $        694   $      4,216

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2002, approximately 76% and 10% of the Fund's Investor Class shares were owned by the separate accounts of two insurance companies, and 100% of the Fund's Advisor Class shares were owned by the separate accounts of one insurance company. Effective July 12, 2001, the Fund issued two classes of shares: Investor Class and Advisor Class. Shares held prior to July 12, 2001 were designated as Investor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting on matters pertaining to that class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains

--------------------------------------------------------------------------------
December 31, 2002

          or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Fund's Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At December 31, 2002, Strong Opportunity Fund II had securities with a market value of $37,897,236 on loan (included within Investments in the Statement of Assets and Liabilities) and had received $39,853,255 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statement of Operations. For the period ended December 31, 2002, this securities lending income totaled $54,607. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund

--------------------------------------------------------------------------------

          will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Fund. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Fund are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator are included in Other in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund has entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, were $43,842, $3,322,559, $49,072 and $24,591, respectively.

4.   Expenses and Expense Offsets

     For the year ended December 31, 2002, the class specific expenses are as follows:

                                        Administrative    Shareholder     Reports to   Transfer Agency
                                             Fees       Servicing Costs  Shareholders  Banking Charges  12b-1Fees
                                        --------------  ---------------  ------------  ---------------  ---------
     Strong Opportunity Fund II
       Investor Class                     $3,252,373       $3,319,060       $60,967         $   --       $    --
       Advisor Class                          69,979            3,499        11,953          1,052        58,316

     For the year ended December 31, 2002, the expense offsets were as follows:

                                          Expense                     Directed
                                        Waivers and  Transfer Agency  Brokerage  Earnings
                                        Absorptions  Banking Credits   Credits   Credits
                                        -----------  ---------------  ---------  --------
     Strong Opportunity Fund II
       Investor Class                  ($3,009,172)     ($53,855)     $     --   $    --
       Advisor Class                            --            --            --        --
       Fund Level                               --            --       (38,033)   (1,146)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires

--------------------------------------------------------------------------------
December 31, 2002

     October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the year ended December 31, 2002, there were no borrowings by the Fund under the LOC.

6.   Capital Share Transactions

                                                                   Strong Opportunity Fund II
                                                                 -----------------------------
                                                                   Year Ended      Year Ended
                                                                 Dec. 31, 2002   Dec. 31, 2001
                                                                 -------------   -------------
                                                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                      $ 309,348,650   $ 395,897,894
  Proceeds from Reinvestment of Distributions                       23,215,375     197,456,676
  Payment for Shares Redeemed                                     (374,100,310)   (243,185,041)
                                                                 -------------   -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                     (41,536,285)    350,169,529

ADVISOR CLASS
  Proceeds from Shares Sold                                         35,662,406       7,669,421
  Proceeds from Reinvestment of Distributions                          916,503         995,050
  Payment for Shares Redeemed                                         (672,785)       (174,160)
                                                                 -------------   -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                      35,906,124       8,490,311
                                                                 -------------   -------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                    ($   5,630,161)  $ 358,659,840
                                                                 =============   =============

Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                              18,092,810      17,434,506
  Issued in Reinvestment of Distributions                            1,612,224      10,165,510
  Redeemed                                                         (23,599,305)    (10,958,403)
                                                                 -------------   -------------
  Net Increase (Decrease) in Shares                                 (3,894,271)     16,641,613
                                                                 =============   =============

ADVISOR CLASS
  Sold                                                               2,136,650         370,404
  Issued in Reinvestment of Distributions                               63,996          51,356
  Redeemed                                                             (45,992)         (7,846)
                                                                 -------------   -------------
  Net Increase (Decrease) in Shares                                  2,154,654         413,914
                                                                 =============   =============

--------------------------------------------------------------------------------

7.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 were $724,870,544 and $669,498,779, respectively.
     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

8.   Income Tax Information

     At December 31, 2002, the cost of investments in securities for federal income tax purposes was $1,025,145,941. Net unrealized depreciation of securities was $129,411,714, consisting of gross unrealized appreciation and depreciation of $70,148,261 and $199,559,975, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-term capital gains were $693,806 and $0, respectively.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                    2002 Income Tax Information                   2001 Income Tax Information
                                      -------------------------------------------------------    ----------------------------
                                         Ordinary      Long-Term    Net Capital                     Ordinary      Long-Term
                                          Income     Capital Gains     Loss      Post-October        Income     Capital Gains
                                      Distributions  Distributions  Carryovers      Losses       Distributions  Distributions
                                      -------------  -------------  ----------   ------------    -------------  -------------
     Strong Opportunity Fund II
                                        $4,217,204    $19,914,668  $126,334,935   $18,225,395     $31,562,512    $166,889,214

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

9.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002, is as follows:

                                         Balance                                    Balance                    Investment
                                        of Shares       Gross      Gross Sales     of Shares       Value         Income
                                          Held        Purchases        and           Held         Dec. 31,   Jan. 1, 2002 -
                                      Jan. 1, 2002  and Additions  Reductions    Dec. 31, 2002      2002     Dec. 31, 2002
                                      ------------  -------------  -----------   -------------  -----------  --------------
     Strong Opportunity Fund II
     --------------------------
     Strong Heritage Money Fund -
       Institutional Class                 --        157,000,000  (106,900,000)    50,100,000   $50,100,000    $1,285,217

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                    --------------------------------------------------
                                                                     Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                           2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 19.45    $23.94    $25.99   $ 21.72    $21.70

Income From Investment Operations:
   Net Investment Income (Loss)                                         0.01      0.04      0.09      0.06      0.05
   Net Realized and Unrealized Gains (Losses) on Investments           (5.21)    (0.94)     1.41      6.76      2.90
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (5.20)    (0.90)     1.50      6.82      2.95

Less Distributions:
   From Net Investment Income                                          (0.07)    (0.07)    (0.05)       --     (0.05)
   From Net Realized Gains                                             (0.31)    (3.52)    (3.50)    (2.55)    (2.88)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 (0.38)    (3.59)    (3.55)    (2.55)    (2.93)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 13.87    $19.45    $23.94   $ 25.99    $21.72
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                        -26.8%     -3.7%     +6.6%    +34.9%    +13.5%
   Net Assets, End of Period (In Millions)                           $   862    $1,283    $1,182   $ 1,119    $  912
   Ratio of Expenses to Average Net Assets before Expense Offsets        1.4%      1.4%      1.2%      1.2%      1.2%
   Ratio of Expenses to Average Net Assets                               1.1%      1.1%      1.1%      1.1%      1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets           0.1%      0.4%      0.4%      0.3%      0.2%
   Portfolio Turnover Rate/(b)/                                         69.0%     92.6%     83.2%     85.4%     88.5%

STRONG OPPORTUNITY FUND II-- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                         Year Ended
                                                                   ----------------------
                                                                     Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                           2002    2001/(c)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 19.39    $22.94
Income From Investment Operations:
   Net Investment Income (Loss)                                        (0.07)    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments           (5.14)     0.05
-----------------------------------------------------------------------------------------
   Total from Investment Operations                                    (5.21)     0.04
Less Distributions:
   From Net Investment Income                                          (0.07)    (0.07)
   From Net Realized Gains                                             (0.31)    (3.52)
-----------------------------------------------------------------------------------------
   Total Distributions                                                 (0.38)    (3.59)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 13.80    $19.39
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
   Total Return                                                       -27.0%     -1.9%
   Net Assets, End of Period (In Millions)                           $   35     $   8
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.4%      1.6%*
   Ratio of Expenses to Average Net Assets                              1.4%      1.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets         (0.4%)    (0.3%)*
   Portfolio Turnover Rate/(b)/                                        69.0%     92.6%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from July 12, 2001 (commencement of class) to December 31, 2001 (Note 1).

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Opportunity Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Opportunity Fund II (a series of Strong Opportunity Fund II, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

16

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DIRECTORS AND OFFICERS (continued)
--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

                                                                              17

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NOTES
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18

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NOTES
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                                                                              19

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30274 03-03




Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

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